Summary Prospectus Supplement

June 21, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 21, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2021

Global Sustain Portfolio (the "Fund")

The Summary Prospectus is hereby amended as follows:

Effective immediately, the section of the Summary Prospectus entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:

The Adviser and/or the Fund's "Sub-Adviser," Morgan Stanley Investment Management Limited ("MSIM Limited"), seek to identify securities of issuers located throughout the world that they believe are of high quality with sustainable and high returns on operating capital with dominant franchises, powerful intangible assets—notably brands, networks, licenses and patents—and pricing power, resulting in high gross margins. The Adviser and/or Sub-Adviser also seek to identify capable management teams able to allocate capital effectively to grow the franchise and sustain and/or improve the returns on operating capital.

As an essential and integrated part of the investment process, the Adviser and/or Sub-Adviser assesses relevant factors material to long-term sustainably high returns including Environmental, Social, and Governance ("ESG") factors and seeks to engage with company management teams as part of this. Subject to the Fund's investment objective and the investment restrictions outlined below, the Adviser and/or Sub-Adviser retains discretion over which investments are selected. In exercising this discretion, ESG factors are not the sole determinant of whether an investment can be made or a holding can remain in the Fund's portfolio, but instead the Adviser and/or Sub-Adviser considers material risks or opportunities in any of the ESG areas which could threaten or enhance the current high returns on operating capital of a company.

The Adviser and/or Sub-Adviser will also apply ESG criteria that seek to achieve a greenhouse gas ("GHG") emissions intensity for the Fund that is significantly lower than that of the MSCI All Country World Index ("MSCI ACWI"). For the purpose of this Fund, the term GHG shall be as defined by the Greenhouse Gas Protocol (GHG Protocol) and includes carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs) and sulphur hexafluoride (SF6) in metric tons and in tons of CO2 equivalent. The GHG Protocol establishes comprehensive global standardized frameworks to measure and manage greenhouse gas emissions from private and public sector operations, value chains and mitigation actions.

In order to meet the low GHG emissions intensity criteria above:

•  the Fund will firstly exclude investments in any company that the Adviser and/or Sub-Adviser determines:

º  has any tie to fossil fuels (such as oil, gas and coal),

º  whose core business activity involves energy, construction materials, utilities (excluding renewable electricity and water utilities), or metals and mining, or

º  for which GHG emissions intensity estimates are not available and/or cannot be estimated (in the Adviser's and/or Sub-Adviser's discretion); and

•  the remaining issuers will then be ranked according to their GHG emissions intensity estimates, and those with the highest GHG emissions intensity, as determined by the Adviser and/or Sub-Adviser, will be excluded.

Investments shall not include any company whose core business activity, according to the Adviser's and/or Sub-Adviser's methodology, involve the following:

a)  Tobacco;

b)  Alcohol;

c)  Adult Entertainment;

d)  Gambling;

e)  Civilian firearms; or

f)  Weapons.

For the purposes of all of the investment restrictions outlined above, a core business activity is 1) one that accounts for more than 10% of the relevant company's revenue as classified by the MSCI ESG Business Involvement Screening Research ("MSCI ESG BISR") database, or 2) a company that has been assigned the applicable sector or industry under the MSCI Global Industry Classification Standards ("MSCI GICS").

The Fund will not invest in any company which, according to the Adviser's and/or Sub-Adviser's methodology, is involved in controversial weapons, including in particular any company that has been excluded from the MSCI World ex Controversial Weapons Index due to its involvement with controversial weapons, as defined by that index, though it is not constrained by this index and may invest in companies otherwise not in the index.

The Adviser and/or Sub-Adviser may, in its discretion, elect to apply additional ESG-related investment restrictions, including companies that do not meet the exclusionary criteria set forth above, over time that it believes are consistent with its investment objective.

The Fund will not invest in a company with a market capitalization below $5 billion.

The Adviser and/or Sub-Adviser believe that the number of issuers with high-quality businesses meeting their criteria may be limited, and accordingly, the Fund may concentrate its holdings in a relatively small number of companies. The Fund's equity investments, including depositary receipts, may include convertible securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs") and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Please retain this supplement for future reference.

  IFIGSUSTSUMPROSPT 6/21